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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         SEPTEMBER 15, 2003
                                                  ------------------------------


                             SOMANETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                    0-19095                 38-2394784
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)


1653 EAST MAPLE ROAD, TROY, MICHIGAN                         48083-4208
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  (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code: (248) 689-3050
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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 15, 2003, Somanetics Corporation announced its financial results for the fiscal quarter ended August 31, 2003 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 12 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 16, 2003                    SOMANETICS CORPORATION
                                     ------------------------------------------
                                                   (Registrant)

                                     By: /s/ Mary Ann Victor
                                        ---------------------------------------
                                                 Mary Ann Victor

                                          Its:  Vice President of Communications
                                               ---------------------------------
                                                and Administration and Secretary
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                                 EXHIBIT INDEX


Exhibit                 Description
-------                 -----------

99.1            September 15, 2003 Press Release
                Reporting Third Quarter Results